UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PNMAC MORTGAGE OPPORTUNITY FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PNMAC MORTGAGE OPPORTUNITY FUND, LLC

27001 Agoura Road, Suite 350
Calabasas, California 91301

 April 15, 2011

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of PNMAC Mortgage Opportunity Fund, LLC (the "Fund") will be held on May 26, 2011 at  10:00 a.m., Pacific Time, at the offices of PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301.

The Special Meeting is being held to consider and vote on the following proposal:

Proposal 1:

As described in the enclosed proxy statement, shareholders of the Fund are being asked to approve an amendment correcting the amounts payable pursuant to the incentive compensation "catchup" provision in the (i) Investment Management Agreement of the Fund and (ii) Investment Management Agreement of PNMAC Mortgage Opportunity Fund, L.P. (the "Portfolio Fund").

No other business may come before the Special Meeting.  Shareholders of record of the Fund at the close of business on March 31, 2011 (the "Record Date") are entitled to notice of, and to vote on, the proposal at the Special Meeting or any adjournment thereof. The Fund will vote all of its interests in the Portfolio Fund in the same manner as shareholders vote their shares of the Fund. Shareholders are invited to attend in person.  Whether or not you plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by emailing it to us at investorrelations@pnmac.com or returning it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY EMAIL, MAIL OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

We appreciate your participation in and prompt response to these matters and thank you for your continued support.

Sincerely,

/s/ David A. Spector
David A. Spector
Chairman of the Board

TABLE OF CONTENTS

IMPORTANT NOTICE	2

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROXY STATEMENT	2

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2011	1

PROPOSAL 1: APPROVAL OF AMENDED AGREEMENTS	4

OTHER BUSINESS	9

GENERAL INFORMATION	9

APPENDIX A FORM OF AMENDED INVESTMENT MANAGEMENT AGREEMENT OF PNMAC MORTGAGE OPPORTUNITY FUND, LLC	1

APPENDIX B FORM OF AMENDED INVESTMENT MANAGEMENT AGREEMENT OF PNMAC MORTGAGE OPPORTUNITY FUND, L.P.	1

APPENDIX C CERTAIN BENEFICIAL OWNERS OF FUND SHARES	1

IMPORTANT NOTICE

At a Special Meeting of Shareholders of PNMAC Mortgage Opportunity Fund, LLC (the "Fund") to be held on May 26, 2011 (the "Special Meeting"), shareholders will have the opportunity to vote on a proposal relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposal in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing the proposal.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE PROXY STATEMENT

Q:	Why is the Fund holding a Special Meeting?

A:
The Special Meeting is being held to correct an error in the incentive compensation provisions of the investment management arrangements of the Fund and its wholly-owned subsidiary, PNMAC Mortgage Opportunity Fund, L.P. (the "Portfolio Fund").  These investment management arrangements provide that the Portfolio Fund will pay incentive compensation to PNMAC Capital Management, LLC or an affiliate thereof (collectively, the "Manager") if the Portfolio Fund has distributed an amount equal to the capital invested by the Fund plus a preferred return of 8% per year compounded annually.  The incentive compensation is intended to be 20% of the total returns and consists of two parts: a "catchup" provision that pays all of the incremental return in excess of the 8% preferred return to the Manager until the Manager has reached the 20% incentive compensation level and then a sharing of all incremental returns in the ratio of 80% to the Fund and 20% to the Manager.  However, the catchup provision was inadvertently drafted to apply only to the returns paid to the Fund and not to the sum of the returns paid to the Fund and to the Manager under the catchup provision.  This would have the effect of the Manager receiving only 16.67% rather than 20% of the total returns of the Fund in satisfaction of the catchup provision and 20% of the returns thereafter.  No incentive compensation is currently payable although the Fund has posted an accrual for potential incentive compensation.  The Board of the Fund and the Portfolio Fund (the "Board"), including the independent directors, has approved amendments to the current investment management arrangements (collectively, the "Amended Agreements") and recommends that shareholders approve the Amended Agreements.

Q:	How will the Amended Agreements differ from the Current Agreements?

A:
The Amended Agreements provide that the catchup amounts payable to the Manager be based on the sum of the returns paid to the shareholders and the returns paid to the Manager.  More specifically, the catchup provisions of the Amended Agreements provide that, once the shareholders' capital and their preferred return have been distributed to the shareholders, the Manager is entitled to receive 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares of the Fund exceed an 8% annual return on the aggregate initial net asset value of the Fund's shareholders cumulative capital contributions until the Manager has received an amount equal to 20% of the sum of the profits distributed to the Fund's shareholders and the amount paid to the Manager under the catchup provision—rather than 20% of the profits distributed to the Fund's shareholders as provided in the current investment management arrangements.

Q:	Why is the Board recommending to adjust the catchup provision with respect to the amounts payable to the Manager?

2

A:
The Board determined that the proposed adjusted catchup calculation methodology is consistent with the methodology typically used by private equity-type funds and is consistent with the requirements of the Investment Company Act of 1940.

Q:	How does the Board recommend that I vote?

A:
After careful consideration of the proposal, the Board, including all of those members who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, approved the proposal and recommend that you vote in favor of the proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement.

Q:	What vote is required to approve the amendments?

A:	Approval by a majority of the shares or, if less, two-thirds of a quorum consisting of a majority of the shares is required to approve the amendments.

Q:	What happens if the proposal is not approved?

A:	If shareholders of the Fund do not approve the Amended Agreements, the current investment management agreements will continue in effect for the Fund.

Q:	Why are only shareholders of the Fund voting on the proposal and not shareholders of the Portfolio Fund?

A:
The Fund is the only shareholder of the Portfolio Fund.  Under the Investment Company Act of 1940 and the Fund's organizational documents, the Fund's vote on the proposal will be passed through to shareholders of the Fund. In turn, the Board of the Portfolio Fund will automatically vote its interests in the Portfolio Fund in accordance with the votes by the Fund's shareholders.

Q:	Who can I call if I have questions?

A:	We will be pleased to answer your questions about this proxy solicitation. Please call the Fund collect at (818) 746-2877 and ask for Investor Relations.

Q:	How do I vote?

A:	You may use the enclosed postage-paid envelope to mail your proxy card, you may email it to us at investorrelations@pnmac.com, or you may attend the Special Meeting in person.

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PNMAC MORTGAGE OPPORTUNITY FUND, LLC

27001 Agoura Road, Suite 350
Calabasas, California 91301

____________________

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2011

____________________

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of PNMAC Mortgage Opportunity Fund, LLC (the "Fund") in connection with a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") to be held on May 26, 2011 at 10:00 a.m., Pacific Time, at the offices of PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301 for the following purpose:

 Proposal 1:

Shareholders of the Fund are being asked to approve an amendment correcting the amounts payable pursuant to the incentive compensation "catchup" provision in the (i) Investment Management Agreement of the Fund (the "Fund Management Agreement") and (ii) Investment Management Agreement of PNMAC Mortgage Opportunity Fund, L.P. (the "Portfolio Fund") (the "Portfolio Fund Management Agreement" and, together with the Fund Management Agreement, the "Management Agreements").

Solicitation of Proxies

This solicitation of proxies is being made by the Board of Directors of the Fund (the "Board"). Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about April 15, 2011. No other business may come before the Special Meeting.  Shareholders of record at the close of business on March 31, 2011 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting.  The Fund will vote all of its interests in the Portfolio Fund in the same manner as shareholders vote their shares of the Fund. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Fund and their affiliates may, without additional compensation, solicit proxies by telephone, Internet, telegraph, facsimile, or oral communication. The costs of soliciting the proxies are estimated to be approximately $40,000 and will be borne by the Fund's investment adviser and third parties.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of differing voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposal and any adjournments of the Special Meeting needed to achieve a quorum or solicit additional votes. No other matter may be presented at the Special Meeting.

If you have questions regarding the Special Meeting agenda or the execution of the proxy, call an Investor Relations representative collect at (818) 746-2877.

Voting Rights

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to vote at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Shareholders of the Fund will be entitled to cast one vote on the proposal and any adjournment of the Special Meeting for each share owned on the Record Date and a proportionate fractional vote for each fractional share owned on the Record Date. As of the Record Date, the Fund had the following shares outstanding, which equals the number of votes to which the shareholders of the Fund are entitled:

Common Shares	536, 038.48106
Series A Preferred Shares	228

One-third (1/3) of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for purposes of acting on the proposal for the Fund.

If a quorum for the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Amended Agreements have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting for the Amended Agreements in person or by proxy. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment except that any proxies required to be voted against the Amended Agreements will be voted AGAINST such adjournment.

In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Amended Agreements, for purposes other than adjournment, these shares will have the same effect as if they were voted against the Amended Agreements.

When any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such share.

A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise.  The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.

If the holder of any share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The Fund is the only shareholder of the Portfolio Fund.  Therefore, the Fund's vote on the proposal will be passed through to its shareholders under provisions that specify that the Fund "will submit to a vote by its Members any matter submitted by the Portfolio Fund to a vote of its partners and will vote all of its interests in the Portfolio Fund on any such matter in the same proportions as the votes cast by the Members." In turn, the Board of the Portfolio Fund will automatically vote in accordance with the votes by the Fund's shareholders.

A copy of the Fund's Annual Report for the fiscal year ended December 31, 2010 accompanies this proxy.  You may also obtain copies by writing the Fund at 27001 Agoura Road, Suite 350, Calabasas, California 91301 or by calling collect (818) 746-2877, attention: Investor Relations.

PROPOSAL 1:

APPROVAL OF AMENDED AGREEMENTS

Background

The Fund and the Portfolio Fund are organized in a master feeder structure under which investors invest in the Fund and the Fund in turn invests substantially all of its assets in the Portfolio Fund.  Each of the Fund and the Portfolio Fund has the same board of directors, which supervises the activities of the general partner of the Portfolio Fund and the investment manager of the Fund and the Portfolio Fund. PNMAC Opportunity Fund Associates, LLC, a Delaware limited liability company, serves as the general partner of the Portfolio Fund (the "General Partner").  In that capacity, it manages the day-to-day administrative and operational activities of the Portfolio Fund.  The investment manager of both the Fund and the Portfolio Fund is PNMAC Capital Management, LLC (the "Investment Manager" or "PCM").  Under the terms of the Investment Management Agreements, each dated August 1, 2008 (the "Current Agreements"), of the Fund and the Portfolio Fund, and the Limited Partnership Agreement, dated August 1, 2008, of the Portfolio Fund, the Investment Manager is entitled to be paid a base fee equal to 1.5% per year of the investors' capital commitments to the Fund prior to January 1, 2012 and 1.5% per year of the Fund's net asset value (but not more than such capital commitments) thereafter, and the Investment Manager or the General Partner (collectively, the "Manager") is entitled to receive incentive compensation if the Portfolio Fund has distributed an amount equal to the capital invested by the Fund plus a preferred return of 8% per year compounded annually.  The incentive compensation is intended to be 20% of the total returns and consists of two parts: a "catchup" provision that pays all of the incremental return in excess of the 8% preferred return to the Manager until the Manager has reached the 20% incentive compensation level and then a sharing of all incremental returns in the ratio of 80% to the Fund and 20% to the Manager.  No incentive compensation is currently payable although the Fund has posted an accrual for potential incentive compensation.  However, the catchup provision was inadvertently drafted to apply only to the returns paid to the Fund and not to the sum of the returns paid to the Fund and to the Manager under the catchup provision.  This would have the effect of the Manager receiving only 16.67% rather than 20% of the total returns of the Fund in satisfaction of the catchup provision and 20% of the returns thereafter.

The Board of each of the Fund and the Portfolio Fund, including the independent directors, has approved amendments to the Current Agreements (as proposed to be amended, the "Amended Agreements") and recommends that shareholders approve the Amended Agreements.

The net impact of the proposed amendments to shareholders depends on the amount of the preferred return, which is a function of the number of years it takes for the Portfolio Fund to return invested capital and the preferred return, and is illustrated by the table below based on a $10,000 investment.

Years From Inception Until Distribution of Amount Invested and Preferred Return	Cumulative Preferred Return	Catchup Amount Under Current Agreements	Catchup Amount Under Amended Agreements	Increase in Catchup Under Amended Agreement	Average Annual Increase in Catchup
5	$4,693	$939	$1,173	$234	$47
7	$7,138	$1,428	$1,785	$357	$51
9	$9,990	$1,998	$2,498	$500	$56

If the Fund were liquidated at net asset value as of December 31, 2010, for each $10,000 invested by the average investor in the Fund, (i) the cumulative preferred return (including income previously distributed) would be

$1,197; (ii) the catch up payment under the Current Agreements would be $239; and (iii) the catch up payment under the Amended Agreements would be $299, which would be an increase in the catch up of $60, or $25 per year since the beginning of the investment period; however, under the Amended Agreement the manager's incentive compensation beyond the catch up payment would be reduced, such that the total payments due to the manager would increase by $48, or $20 per year since the beginning of the investment period.  If the Amended Agreements are approved, this increase, approximately $1.9 million in the aggregate as of December 31, 2010 would be immediately accrued.  Any such accrual would be subject to reduction or elimination if the Fund's performance were to decrease prior to the time of payment.

The Fund has not included historical and pro forma expense tables because no incentive compensation is currently payable and because none would become payable under the 5% annual return assumption required in the example accompanying such tables.

The Amended Agreements provide that the amounts payable to the Manager be based on the sum of the returns paid to the shareholders and the returns paid to the Manager.  More specifically, the Amended Agreements, provide that, once the Fund's shareholders have received distributions equal to the initial net asset value of their invested capital and their preferred return, the Manager is entitled to receive (i) 20% of the sum of (A) the amounts distributed to the Fund's shareholders as preferred returns and (B) the amount paid to the Manager under this clause (i) and (ii) thereafter 20% of all realized proceeds distributed to the Fund's shareholders.  The portion of the catchup described in clause (i)(A) is likely to be paid directly to the General Partner of the Portfolio Fund pursuant to the terms of the Portfolio Fund's partnership agreement, and the Amended Agreements provide that only the portion not paid in that manner -- likely to be the portion described in clause (i)(B) -- will be paid pursuant to one of the Amended Agreements.  Forms of the proposed Amended Agreements, showing the insertions and deletions of the proposed change, are appended hereto.

Information Concerning the Current Agreements and the Amended Agreements

The terms of the Amended Agreements are substantially identical to those of the Current Agreements, except for the calculation methodology described above with respect to the catchup amounts payable to the Manager.

Investment Services and Duties.  Each of the Current Agreements and the Amended Agreements (each, an "Investment Management Agreement") provides that the Investment Manager, among other things: (i) continuously furnishes an investment program for the Fund and the Portfolio Fund (collectively, the "Funds"); (ii) places orders for the purchase and sale of securities for the account of the Funds; (iii) provides for certain administrative services; and (iv) generally manages, supervises and conducts the affairs and business of the Funds. Subject to general supervision by the Directors of the Funds, PCM manages the investment of the assets of the Funds in accordance with the Fund's and the Portfolio Fund's Prospectus and Statement of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder.

Expenses.  Under each Investment Management Agreement, PCM is required to pay for its general overhead at its own expense. The Funds are required to pay their own ordinary operating and activity expenses, such as legal and auditing fees, fees of PCM, the administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Directors (only in the case of the Portfolio Fund) and officers and extraordinary expenses.

Compensation.  Under the terms of each Investment Management Agreement, the Fund and the Portfolio Fund, as the case may be, each pay the Investment Manager a base fee (the "Base Management Fee"), which is accrued at the end of each month and is payable quarterly in arrears at an annual rate equal to (i) during the Commitment Period (which ends on December 31, 2011), one and one-half percent (1.5%) of the total capital commitments and (ii) thereafter, one and one-half percent (1.5%) of the net asset value, so long as such net asset value does not exceed the aggregate capital contributions to the Fund or the Portfolio Fund, as the case may be; provided, however, that in the case of the Portfolio Fund such fee is not payable to the extent any Base Management Fees are paid to the Investment Manager or an affiliate thereof by any registered investment company that invests in the Portfolio Fund.  The Base Management Fee will be prorated for any partial payment period.

The Fund's Investment Management Agreement provides that the Fund will pay to the Investment Manager (or, if requested by the Investment Manager, the General Partner), incentive compensation, after the common shareholders of the Fund have received distributions in an aggregate amount equal to the capital invested by the Fund plus a preferred return of 8% per year compounded annually. The incentive compensation consists of two parts: a "catchup" provision that pays the incremental return in excess of the 8% preferred return to the Manager until the Manager receives 20% of the realized profits paid to the Fund and then a sharing of all incremental returns in the ratio of 80% to the Fund and 20% to the Manager.  The Manager in effect is entitled to receive 16.67% of the total returns of the Fund upon satisfaction of the catchup provision and 20% of the returns thereafter.  The Fund must pay such incentive compensation only if the Portfolio Fund does not pay such amounts pursuant to its governing documentation.

The Portfolio Fund's Investment Management Agreement essentially has the same provisions except that it provides that the Portfolio Fund must pay such incentive compensation under the Investment Management Agreement only if the Portfolio Fund does not make the distributions to its General Partner required pursuant to Section 8.1 of the Portfolio Fund's limited partnership agreement.  The Portfolio Fund's limited partnership agreement essentially provides for distributions under the same formula, also permits distributions to any class of the partners, including its General Partner, out of capital and requires distributions in accordance with Section 8.1 as if the assets of the Portfolio Fund were being sold at net asset value if the General Partner is terminated for any reason.

 Liability of the Investment Manager.  Each Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of the Investment Manager or any of its affiliated persons, directors, officers, employees, shareholders, managers, members, assigns, representative or agents, the Investment Manager will not be subject to liability to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Funds.

Term and Termination of the Agreements.  Each Investment Management Agreement has an initial term of two years and continues in effect thereafter with respect to the Fund or the Portfolio Fund, as the case may be, (unless terminated sooner) for successive periods of 12 months if approved at least annually by (i) a majority of the Independent Directors of the Fund or the Portfolio Fund, as the case may be, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Fund or the Portfolio Fund, as the case may be, or the Board. Each Investment Management Agreement generally provides that it may be terminated at any time, without penalty, by the Board or the shareholders or by the Investment Manager, in each case on sixty (60) days' notice. Each Investment Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Each Investment Management Agreement may be amended only by a written instrument signed by the party against which enforcement of the amendment is sought and in compliance with the 1940 Act. The Current Agreements were last approved by shareholders in July, 2008 in connection with the inception of the Fund and the Portfolio Partnership. If the Amended Agreements are not approved by shareholders, then the Current Agreements will continue in effect as described above.

The Board most recently approved continuation of the Current Agreements at an in-person meeting held on May 26, 2010.  A discussion of the factors considered by the Board at that meeting is set forth below.  At an in-person meeting held on November 30, 2010, the Board considered information regarding the background of the Current Agreements, the limited nature of the proposed change and the impact of the proposed change and also reconsidered the information provided to them in connection with the meeting held on May 26, 2010.  At the meeting held on November 30, 2010, the Board concluded that the fees provided for by the Amended Agreements are consistent with the methodology typically used by private equity-type funds and is consistent with the requirements of the Investment Company Act of 1940 and accordingly approved the Amended Agreements and unanimously recommends that shareholders vote to approve them.

Board Considerations

Approval of Current Agreements

On May 26, 2010, the Board of Directors of the Funds, including the "non-interested" Directors (the "Independent Directors"), met in person and voted to approve the continuance of the Current Agreements (including the portions of the Portfolio Fund's partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors.  The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager's staff, including the mortgage finance and capital markets experience of the Investment Manager's senior management team.  Lastly, the Independent Directors reviewed the Investment Manager's ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Funds.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Portfolio Fund and an affiliate of the Investment Manager, and a portfolio valuation agreement between the Fund and BlackRock, which has an investment in the Investment Manager's parent company.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients, and found such compensation arrangements were comparable.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

(iv)  Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meeting on May 26, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager's peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meeting on May 26 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the

Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

Approval of Amended Agreements

On November 30, 2010, the Independent Directors met in person and voted to approve the Amended Agreements and submit them for approval by the Fund’s shareholders.  In considering whether to recommend approval of the Amended Agreements, the Independent Directors reviewed materials provided by the Investment Manager, and met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, which included the same four areas of emphasis that are described immediately above with respect to consideration of the Current Agreements.  The Independent Directors had an opportunity to meet in executive session with counsel to the Independent Directors.  During the course of their deliberations on November 30, the Independent Directors thoroughly reviewed and evaluated the factors of the Amended Agreements to be considered for approval of the Amended Agreements including, but not limited to, the representation from senior personnel of the Investment Manager regarding the original intention of the parties, and the fact that the  proposed methodology is consistent with the methodology typically used by private equity-type funds.  The Independent Directors expressed satisfaction with the information provided at the meeting on November 30 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the Amended Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the Amended Agreements.

FOR THE REASONS DESCRIBED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE AMENDED AGREEMENTS.

Information Regarding PCM

PCM is registered as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 2010 PCM had $1.194 billion in assets under management. PCM's principal office address is 27001 Agoura Road, Suite 350, Calabasas, California 91301.

PCM's principal executive officers and their principal occupations and position, if any, with the Fund and the Portfolio Partnership are shown below. The address of each such person is the same as that of PCM.

Name	Position with PCM	Principal Occupation	Position with the Fund and/or Portfolio Partnership

Stanford L. Kurland	Manager, Chief Executive Officer	Chairman and Chief Executive Officer of Private National Mortgage Acceptance Company, LLC ("PennyMac")
Jeffrey P. Grogin	Manager, Chief Legal Officer and Secretary	Chief Legal Officer and Secretary of PennyMac	Secretary
Bettina M. Vagnoni	Chief Compliance Officer	Chief Compliance Officer of PennyMac	Chief Compliance Officer
Anne D. McCallion	Chief Financial Officer	Chief Financial Officer of PennyMac
David A. Spector	Manager, Chief Investment Officer and Treasurer	Chief Investment Officer of PennyMac	Chairman of the Board
David M. Walker	Chief Credit Officer	Chief Credit Officer of PennyMac
Andrew S. Chang	Chief Business Development Officer	Chief Business Officer of PennyMac

Vandad Fartaj	Chief Capital Markets Officer	Chief Capital Markets Officer of PennyMac

The Investment Manager and the General Partner are wholly owned subsidiaries of PennyMac.  Messrs. Kurland, Grogin, Spector, Walker, Chang and Fartaj, and Ms. McCallion each own an equity interest of PennyMac.  Certain officers of the Fund are affiliated with the Investment Manager.  Any such officer receives less than $120,000 in compensation from the Fund for such service.  Entities and individuals who are affiliated with BlackRock, Inc., entities and individuals who are affiliated with Highfields Capital Investments LLC and certain other persons are investors in PennyMac.  Such persons own minority equity interests in PennyMac, including in the case of each of BlackRock, Inc. and Highfields Capital Investments LLC, substantially in excess of 25% but less than 50% of PennyMac's equity interests and may be deemed to "control" PennyMac pursuant to the Investment Company Act of 1940.  Such entities and individuals may, as a result of such ownership, benefit if the Amended Agreements are approved.  Funds managed by Highfields Capital Management LP, which is affiliated with Highfields Capital Investments LLC, own interests directly or indirectly in the Fund, and such interests in excess of 5% of the Fund's voting securities are set forth in Appendix C.  Other entities and subsidiaries may be formed by PennyMac to perform certain functions with respect to the Fund and its subsidiaries.

The Fund did not pay commissions to any affiliated broker during the fiscal year ended December 31, 2010.

Vote Required

Approval of the Amended Agreements requires the affirmative vote of a "majority of the Interests present in person or represented by proxy and entitled to vote" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than fifty (50) per centum of the outstanding common and preferred shares of the Fund on the Record Date voting as a single class or (ii) sixty-seven (67) per centum or more of the common and preferred shares of the Fund present at the Special Meeting voting as a single class if more than fifty (50) per centum of the outstanding common and preferred shares of the Fund on the Record Date are represented at the Special Meeting in person or by proxy.

OTHER BUSINESS

 No business other than that specifically mentioned in the Notice of Special Meeting of Shareholders may come before the Special Meeting.

GENERAL INFORMATION

 Beneficial Owners

Appendix C to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of December 31, 2010.  The Directors and officers of the Fund, in the aggregate, owned less than one (1) per centum of the Fund's outstanding shares as of the Record Date.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

Expenses

The expenses incurred in connection with the solicitation of proxies for the Special Meeting, including preparation, filing, printing, mailing, solicitation, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm will be borne by the Fund's investment adviser and third parties.

Investment Manager

PCM is the Investment Manager of the Fund and the Portfolio Partnership. No Director of the Funds has made any purchase or sale of any partnership interest of PCM during the most recent fiscal year.  Investment advisory fees for the year ended December 31, 2010 were $5,907,164.  In addition to being entitled to receive a management fee and incentive allocation, PCM is entitled to a Shareholder Servicing Fee for providing certain shareholder services to shareholders in the Fund.  This fee is accrued at the end of each month and paid at the end of each fiscal quarter in an amount equal to an annual rate of 0.5% on capital commitments during the commitment period and thereafter, in an amount equal to an annual rate of 0.5% of the Fund's net asset value so long as such amount does not exceed 0.5% of the aggregate capital contributions to the Fund.  PCM and its affiliates also receive reimbursements for certain expenses incurred on behalf of the Fund and/or the Portfolio Partnership.  Such reimbursements for the year ended December 31, 2010 were $745,605.  The Portfolio Partnership also obtains portfolio valuation service from a unit of BlackRock Inc., which has a significant investment in PennyMac, at a cost to the Fund or the Portfolio Partnership during the year ended December 31, 2010 of $20,747, which amount is included in the reimbursements figure stated above.  Each of these arrangements is expected to continue after approval of the Amended Agreements.

Mortgage Servicer

The Portfolio Partnership conducts its operations primarily through investments in mortgage loans, mortgage-backed securities, and interests in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. (FI), LLC and PennyMac Loan Trust 2010 NPL1 (collectively, the “Mortgage Investments”).  PennyMac Loan Services, LLC acts as a principal mortgage servicer for most of the mortgage loans owned by the Portfolio Partnership and the companies named above.  During the year ended December 31, 2010 the Portfolio Partnership and those firms paid PennyMac Loan Services, LLC $8,292,885 for such services.  PennyMac Loan Services, LLC is a controlled subsidiary of PennyMac.  These services are expected to continue after approval of the Amended Agreements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm of the Funds is Deloitte & Touche LLP. Its business address is Two California Plaza, 350 S. Grand Ave., Suite 200, Los Angeles, California 90071-3462.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required at an annual meeting in accordance with the 1940 Act. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the proxy statement for such meeting is printed and mailed. No shareholder proposals have been submitted and accordingly any shareholder wishing to make a proposal should do it sufficiently in advance of any subsequent meeting of shareholders.

Shareholder Communications

Shareholders may communicate with the Directors as a group or individually. Any such communications should be sent to the Board or to an individual Director in writing, care of the secretary of the Fund, at 27001 Agoura Road, Suite 350, Calabasas, California 91301. The secretary of the Fund may determine not to forward to the Board or to a Director any letter that does not relate to the business of the Fund.

Proxy Statement Delivery

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement together with one proxy card for each account. If you received more than one copy of this Proxy Statement, you may elect to household in the future; if you received a single copy of this Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: 27001 Agoura Road, Suite 350, Calabasas, California 91301, or by calling the Fund collect at the following number: (818) 746-2877, attention: Investor Relations.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE OR EMAIL IT TO US INVESTORRELATIONS@PNMAC.COM

Jeff Grogin
Secretary

April 15, 2011

APPENDIX A

FORM OF AMENDED INVESTMENT MANAGEMENT AGREEMENT OF PNMAC MORTGAGE OPPORTUNITY FUND, LLC

 INVESTMENT MANAGEMENT AGREEMENT

dated as of August 1, 2008

BY AND BETWEEN

PNMAC MORTGAGE OPPORTUNITY FUND, LLC,
a Delaware limited liability company

AND

PNMAC CAPITAL MANAGEMENT, LLC,
a Delaware limited liability company

TABLE OF CONTENTS

Page
1.	General Duties of the Investment Manager	3
2.	Duties and Obligations of the Investment Manager with Respect to the Administration of the Company	5
3.	No Joint Venture	6
4.	Portfolio Execution	6
5.	Compensation	6
6.	Expenses	7
7.	Co-Investment Rights; Services to Other Companies or Accounts	8
8.	Indemnification and Related Matters	9
9.	Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms; Key Person Event	11
10.	Amendment of this Agreement	12
11.	Notices	12
12.	Binding Nature of Agreement; Successors and Assigns	13
13.	Entire Agreement	13
14.	Costs and Expenses	13
15.	Books and Records	~~14~~13
16.	Titles Not to Affect Interpretation	~~14~~13
17.	Provisions Separable	14
18.	Governing Law	14
19.	Execution in Counterparts	14

INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (the "Agreement"), dated as of August 1, 2008, is made by and between PNMAC Mortgage Opportunity Fund, LLC (the "Company"), a Delaware limited liability company which will be registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "1940 Act"), and PNMAC Capital Management, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Limited Liability Company Agreement of the Company dated as of August 1, 2008 (as the same may be amended from time to time, the "Operating Agreement") or the Limited Partnership Agreement of PNMAC Mortgage Opportunity Fund, L.P. (the "Portfolio Partnership"), as the case may be.

1.             General Duties of the Investment Manager.

(a)           Subject to the direction and control of the Company's Board of Directors (the "Board") and subject to and in accordance with the terms of the Operating Agreement, the policies adopted or approved by the Board and this Agreement, the Investment Manager agrees to supervise and direct the investment and reinvestment of the Assets of the Company and perform the duties set forth herein or in the Operating Agreement and shall perform on behalf of the Company those investment duties and functions assigned to the Company or the Investment Manager in the Operating Agreement and shall have such other powers with respect to the investment functions of the Company as shall be delegated from time to time to the Investment Manager by the Board.  The Investment Manager is hereby granted, and shall have, full power to take all actions and execute and deliver all necessary and appropriate documents and instruments on behalf of the Company in accordance with the Operating Agreement, the policies adopted or approved by the Board and this Agreement.  The Investment Manager shall endeavor to comply in all material respects with the 1940 Act, and all other applicable federal and state laws and regulations in performing its duties under this Agreement.  Subject to the foregoing and the other provisions of this Agreement, and subject to the direction and control of the Board, the Investment Manager is hereby appointed as the Company's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Company and to do or take all related acts, with the power of substitution, to acquire, dispose of or otherwise take action with respect to or affecting the investments of the Company, including, without limitation, investing substantially all of the Company's assets in a common limited partner interest in the Portfolio Partnership.

(b)           In addition to the authority granted to the Investment Manager in Section 1(a) of this Agreement, the Company hereby makes, constitutes and appoints the Investment Manager, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with the terms of this Agreement (i) to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents which the Investment Manager reasonably deems necessary or appropriate in connection with its investment management duties under this Agreement and as required by the 1940 Act and (ii) to (A) subject to any policies adopted by the Board with respect thereto, exercise in its discretion any voting or consent rights associated with any securities, instruments or obligations included in the Company's Assets, (B) execute proxies, waivers, consents and other instruments with respect to such securities, instruments or obligations, (C) endorse, transfer or deliver such securities, instruments and obligations and (D) participate in or consent (or decline to consent) to any modification, work-out, restructuring, bankruptcy proceeding, class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan or transaction with regard to such securities, instruments and obligations.  To the extent permitted by applicable law, this grant of power of attorney is irrevocable and coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Company; provided that this grant of power of attorney will expire, and the Investment Manager will cease to have any power to act as the Company's attorney-in-fact, upon termination of this Agreement in accordance with its terms.  The Company shall execute and deliver to the Investment Manager all such other powers of attorney, proxies, dividend and other orders, and all such instruments, as the Investment Manager may reasonably request for the purpose of enabling the Investment Manager to exercise the rights and powers which it is entitled to exercise pursuant to this Agreement.  Each of the Investment Manager and the Company shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with applicable laws and regulations and the terms of this Agreement.

(c)           The Investment Manager shall act in conformity with the written instructions and directions of the Board, except to the extent that authority has been delegated to the Investment Manager pursuant to the terms of this Agreement and the Operating Agreement.  The Investment Manager will not be bound to follow any amendment to the Operating Agreement until it has received written notice thereof and until it has received a copy of the amendment from the Company; provided that if any such amendment materially and adversely affects the rights or duties of the Investment Manager, the Investment Manager shall not be obligated to respect or comply with the terms of such amendment unless it consents thereto.  Subject to the fiduciary duty of the Board, the Company agrees that it shall not permit any amendment to the Operating Agreement that materially and adversely affects the rights or duties of the Investment Manager to become effective unless the Investment Manager has been given prior written notice of such amendment and has consented thereto in writing.

(d)           The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager.  The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors.  The Investment Manager shall be fully protected in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of the Board and may also rely on opinions of the Investment Manager's counsel with respect to such instructions, directions and approvals.  The Investment Manager shall also be fully protected when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons.  The Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

2.             Duties and Obligations of the Investment Manager with Respect to the Administration of the Company.

The Investment Manager also agrees to furnish office facilities and equipment and certain services (other than such services, if any, provided by the Company's custodian and other service providers) to the Company.  To the extent requested by the Company, the Investment Manager agrees to provide the following services:

(a)           provide information relating to, and oversee the determination by others of, the Company's net asset value in accordance with the Company's policy as adopted from time to time by the Board and communicated to the Investment Manager in writing;

(b)           oversee the maintenance of the books and records of the Company by others as required under the 1940 Act;

(c)           oversee the preparation and filing by others of the Company's federal, state and local income tax returns and any other required tax returns or reports;

(d)           review and supervise the preparation of information for the Company's semi-annual and annual reports and other communications with Members required by applicable law to be sent to Company Members;

(e)           review the Company's periodic financial reports required to be filed with the Securities and Exchange Commission (the "SEC") on Form N-SAR, Form N-CSR, Form N-PX, Form N-Q and such other reports, forms and filings, as may be required by law or the Operating Agreement;

(f)           make such reports and recommendations to the Board concerning the performance and fees of any of the Company's service providers as the Board may reasonably request or deem appropriate;

(g)           review calculations of fees paid to the Company's service providers;

(h)           oversee any necessary calculations required under Section 18 of the 1940 Act;

(i)           consult with the Audit Committee of the Board, the Company's independent accountants, legal counsel, custodian and other service providers in establishing the accounting policies of the Company and monitor financial and shareholder accounting services;

(j)           review the amounts available for distribution as dividends and distributions to be paid by the Company to its Members;

(k)           review dividend notices to Members;

(l)           review such information and reports as may be required by any banks from which the Company borrows funds;

(m)           coordinate with the Company's custodian, counsel, auditors and other service providers regarding the business and operations of the Company; and

(n)           coordinate with others regarding the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act for the executive officers and directors of the Company, such filings to be based on information provided by those persons.

All services are to be furnished through the medium of any directors, officers and other authorized persons of the Company or employees of the Investment Manager or its affiliates as the Investment Manager deems appropriate in order to fulfill its obligations hereunder.

The Company will reimburse the Investment Manager or its affiliates for all out-of-pocket expenses incurred by them in connection with the performance of the services described in this paragraph 2.

3.             No Joint Venture.

Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties with respect to the arrangements set forth in this Agreement.  For all purposes hereof, the Investment Manager shall be deemed to be an independent contractor and, unless otherwise provided herein or specifically authorized by the Board from time to time, shall have no authority to act for or represent the Company.

4.             Portfolio Execution.

The Investment Manager shall effect all purchases and sales of securities in a manner consistent with the principles of best execution, taking into account net price (including commissions) and execution capability and other services which the broker or other intermediary may provide.  In this regard, the Investment Manager may effect transactions which cause the Company to pay a commission in excess of a commission which another broker or other intermediary would have charged; provided, however, that the Investment Manager shall have first determined that such commission is reasonable in relation to the value of the brokerage or research services performed by that broker or other intermediary or that the Company is the sole beneficiary of the services provided.

5.             Compensation.

(a)           The Company agrees to pay to the Investment Manager and the Investment Manager agrees to accept as compensation for services rendered by the Investment Manager as such, a base fee (the "Base Management Fee"), which is accrued at the end of each month and is payable quarterly in arrears at an annual rate equal to (i) during the Commitment Period, an annualized rate of one and one-half percent (1.5%) of the total Capital Commitments and (ii) thereafter, an annualized rate of one and one-half percent (1.5%) of the Company’s net asset value so long as such amount does not exceed one and one-half percent (1.5%) of the aggregate Capital Contributions to the Company.  The Base Management Fee shall be prorated for any partial payment period.

(b)           In addition to the Base Management Fee, the Company agrees to pay to the Investment Manager (or, if requested by the Investment Manager, the General Partner of the Portfolio Partnership) and the Investment Manager (or the General Partner of the Portfolio Partnership) agrees to accept as additional compensation, after the Common Members have received distributions in an aggregate amount equal to the sum of (i) the aggregate initial net asset value of their cumulative Capital Contributions and (ii) a preferred return on the amounts described in clause (i) above calculated at a rate of 8% per annum compounded annually on the average daily amount outstanding each annual period, an amount equal to 20% of the ~~realized profits~~sum of (A) the amounts distributed to the Members pursuant to clause (ii) above and (B) the amount paid to the Investment Manager pursuant to these subclauses (A) and (B) (or, if requested by the Investment Manager, the General Partner of the Portfolio Partnership), and thereafter, 20% of all realized proceeds; provided, however, that the Company shall pay such amount only ~~if~~to the extent the Portfolio Partnership does not distribute to PNMAC Opportunity Fund Associates, LLC (the "General Partner" of the Portfolio Partnership), ~~the~~such amount ~~provided by~~pursuant to Section 8.1 of the Limited Partnership Agreement of the Portfolio Partnership and does not pay to the General Partner of the Portfolio Partnership ~~the~~such amount ~~provided by~~pursuant to Section 5(b) of the Investment Management Agreement of the Portfolio Partnership.

6.             Expenses.

The Company will be responsible for paying the compensation of the Investment Manager, due diligence, negotiation and broken deal expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, interest, taxes, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and such other expenses as the Investment Manager is not obligated to provide (such as services the Investment Manager is required to supervise, review or coordinate) and as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation, regulatory compliance or administration of the Company and any portfolio investments.  Expenses associated with the general overhead of the Investment Manager will not be covered by the Company.  Notwithstanding the foregoing, and subject to review by the Board, the Company will bear the costs and expenses of the Investment Manager as set forth in Section 9 of the Operating Agreement, which may not be amended without the Investment Manager's written consent.  On behalf of the Company, the Investment Manager may advance payment of any such fees and expenses of the Company, and the Company shall reimburse the Investment Manager therefor within 30 days following written request from the Investment Manager.  Nothing in this Section 6 shall limit the ability of the Investment Manager to be reimbursed by any Person (including issuers or obligors of securities, instruments or obligations owned by the Company) for out-of-pocket expenses incurred by the Investment Manager in connection with the performance of services hereunder.  The Investment Manager shall maintain complete and accurate records with respect to costs and expenses and shall furnish the Company with receipts or other written vouchers with respect thereto upon request of the Board.

7.             Co-Investment Rights; Services to Other Companies or Accounts.

(a)           During the Commitment Period and subject to the limitations of the 1940 Act, where appropriate and feasible, as determined by the Investment Manager in its sole discretion, the Investment Manager may, but will not be obligated to, offer available co-investment opportunities in assets eligible for purchase by the Company or the Portfolio Partnership to Members, shareholders of PNMAC Mortgage Opportunity (Offshore) Fund, Ltd. (the "Offshore Fund") and members of PNMAC Mortgage Opportunity Fund Investors, LLC (the "Parallel Fund") prior to making such opportunities available to others, on such terms and conditions as are determined by the Investment Manager.  The General Partner of the Portfolio Partnership may, but will not be obligated to, receive a carried interest and the Investment Manager may, but will not be obligated to, receive a management fee in respect of any such co-investment opportunities.  Any amounts contributed by a Member in respect of a co-investment opportunity will not reduce the Unfunded Commitment of such Member.  For purposes of this Agreement, co-investment opportunities refer to investment opportunities that exceed the amount the Investment Manager determines its clients should invest in.

(b)           The Company may, as determined by the Investment Manager in its sole discretion, also provide co-investment opportunities to persons who are not investors in the Investment Manager's clients.  Any co-investment opportunities provided by the Investment Manager will be on such terms and conditions as the Investment Manager, in its sole discretion, may determine.

(c)           The Investment Manager may manage one or more additional investment vehicles or client accounts ("Other Accounts") to invest in assets eligible for purchase by the Company or the Portfolio Partnership including, but not limited to, PNMAC Mortgage Opportunity Institutional Fund, LLC, the Portfolio Partnership, the Offshore Fund and the Parallel Fund.  Each Other Account will also hold its final closing (or otherwise close to new investments) on or prior to January 2, 2009 and will participate in investments eligible for purchase by the Company or the Portfolio Partnership and such Other Account in accordance with the allocation policy of the Investment Manager.  After January 2, 2009 and until the earlier of (i) the termination of the Commitment Period and (ii) such time that at least 75% of the aggregate Capital Commitments of the Company have been funded or reserved for investments in process at the end of the Commitment Period, expenses (including the Management Fee) or reserves, none of Private National Mortgage Acceptance Company, LLC, the Investment Manager or the General Partner of the Portfolio Partnership may form a new investment fund or account (collectively, "Successor Funds") with investment objectives that are substantially similar to those of the Company and the Portfolio Partnership.  Notwithstanding the foregoing, Private National Mortgage Acceptance Company, LLC, the Investment Manager or the General Partner of the Portfolio Partnership may form one or more Successor Funds for the purpose of investing in one or more investment opportunities where the capital necessary to acquire such assets exceeds the available capital of the Company and its other clients, or where the Investment Manager determines that acquiring the entire interest in such assets would not be in the best interest of the Company and such other clients, taking into account diversification and Company investment goals.  If a Successor Fund is formed to invest in specific investment opportunities under such circumstances, in addition to any investment that may be made by the Company, the Investment Manager will offer Members, and other direct and indirect investors in the Company and the Other Accounts, the opportunity to invest in such Successor Fund.  Any amounts contributed by a Member in respect of such Successor Fund will not reduce the Unfunded Commitment of such Member.

(d)           To the extent that the Investment Manager manages Other Accounts or Successor Funds (other than those created to invest in specific opportunities) that follow an investment strategy substantially similar to that followed by the Company and the Portfolio Partnership during the overlap of the Commitment Period and the investment periods of such Other Accounts or Successor Funds (and subject to the considerations and limitations described in "Co-Investment Rights"), all investment opportunities that are consistent with the investment objectives of the Company and the Portfolio Partnership, on the one hand, and the Other Accounts or Successor Funds, on the other hand, will be allocated among the Company and the Portfolio Partnership and the Other Accounts and such Successor Funds, generally pro rata based upon relative amounts of investment capital (including undrawn capital commitments) available for new investments by the Company and the Portfolio Partnership and each of the other relevant accounts or in alternation such that allocations among client accounts are fair and equitable over time; provided that the Investment Manager, in its sole discretion, may allocate such investment opportunities in any other manner that it deems to be fair and equitable.

8.             Indemnification and Related Matters.

(a)           Except as otherwise required by law, none of the Investment Manager, or any of their respective Affiliated Persons, directors, officers, employees, shareholders, managers, members, assigns, representatives or agents (each, an "Indemnified Person" and, collectively, the "Indemnified Persons") shall be liable, responsible or accountable in damages or otherwise to the Company, any Member or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person's capacity as a Member, if applicable) in connection with the establishment, management or operations of the Company or the management of its Assets  except that the foregoing exculpation shall not extend to any act or failure to act constituting bad faith, willful misfeasance, gross negligence or reckless disregard of the Indemnified Person's duty to the Company or such Member, as the case may be (such conduct, "Disabling Conduct").

(b)           To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets (including, without limitation, the Unfunded Commitments) and not out of the separate assets of any Member) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person's capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person's activities do not constitute Disabling Conduct and (ii) there has been a determination (A) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (B) in the absence of such a decision, by (I) a majority vote of a quorum of those Directors who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the "Disinterested Non-Party Directors") that the Indemnified Person is entitled to indemnification, or (II) if such quorum is not obtainable or even if obtainable, if a majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification.  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that such Indemnified Person is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met:  (i) the Indemnified Person shall provide adequate security for his undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(d)           The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which such Indemnified Person may be lawfully entitled.

(e)           Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

9.             Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms; Key Person Event.

(a)           This Agreement shall become effective as of the time at which the Company registers as an investment company with the SEC and, unless sooner terminated by the Company or Investment Manager as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Company for successive periods of 12 months, provided such continuance is specifically approved at least annually around such time by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company at the time outstanding and entitled to vote, and (ii) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated (iii) by the Company at any time, without the payment of any penalty, upon giving the Investment Manager 60 days' notice (which notice may be waived by the Investment Manager), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or (iv) by the Investment Manager on 60 days' written notice (which notice may be waived by the Company). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms are given in the 1940 Act.

(b)           A "Key Person Event" will occur if fewer than three Principals remain involved in the management and decision making of the Investment Manager at any time during the Commitment Period.  Upon the occurrence of a Key Person Event, the Investment Manager will promptly notify the Board and the Members and the Commitment Period shall be suspended (the "Suspension Period").  The Investment Manager will seek to promptly present to the Board in writing for its consideration the name of one or more persons the Investment Manager believes possess skills reasonably comparable to the departed Principal (or Principals) and should replace the departed Principal (or Principals) (a person having such skills being a "Replacement Principal").  Upon approval of the Replacement Principal (or Replacement Principals) by a majority of the independent Directors of the Company, any Suspension Period will immediately terminate.  In the event that a majority of the independent Directors do not approve the Replacement Principal (or Replacement Principals), any Suspension Period will continue and, if the number of remaining initial and approved Replacement Principals is not at least three on or prior to 90 days after the occurrence of the Key Person Event, the independent Directors will appoint a liquidator, which may be the Investment Manager, to liquidate the Company and its subsidiaries in such a manner, and over such reasonable period of time, so as to seek to maximize returns to the Company and its Members.  Such person will have the exclusive power and authority to wind up the affairs of the Company and commence the orderly liquidation and distribution (including distributions in kind) of their assets in accordance with the terms of this Agreement.  For purposes of the foregoing, a "Principal" means Stanford L. Kurland, David A. Spector, Michael L. Muir, James S. Furash and Scott D. Anderson and any other person approved by the Board, as described above.

(c)           Notwithstanding anything herein to the contrary, Sections 6, 8 and this Section 9 of this Agreement shall survive any termination hereof.

(d)           From and after the effective date of termination of this Agreement, the Investment Manager and its Affiliated Persons shall not be entitled to compensation for further services hereunder, but shall be paid all compensation and reimbursement of expenses accrued to the date of termination.  Upon such termination, and upon receipt of payment of all compensation and reimbursement of expenses owed, the Investment Manager shall as soon as practicable (and in any event within 90 days after such termination) deliver to the Company all property (to the extent, if any, that the Investment Manager has custody thereof) and documents of the Company or otherwise relating to the Assets of the Company then in the custody of the Investment Manager (although the Investment Manager may keep copies of such documents for its records).  The Investment Manager agrees to use reasonable efforts to cooperate with any successor investment manager in the transfer of its responsibilities hereunder, and will, among other things, provide upon receipt of a written request by such successor investment manager any information available to it regarding any Assets of the Company.  The Investment Manager agrees that, notwithstanding any termination, it will reasonably cooperate in any proceeding arising in connection with this Agreement or any Investment (excluding any such proceeding in which claims are asserted against the Investment Manager or any Affiliated Person of the Investment Manager) upon receipt of appropriate indemnification and expense reimbursement.

10.           Amendment of this Agreement.

No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.  Any amendment of this Agreement shall be subject to the 1940 Act.

11.           Notices.

Unless expressly provided otherwise herein, any notice, request, direction, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received if sent by hand or by overnight courier, when personally delivered, if sent by telecopier, when receipt is confirmed by telephone, or if sent by registered or certified mail, postage prepaid, return receipt requested, when actually received if addressed as set forth below:

(a)	If to the Company:

PNMAC Mortgage Opportunity Fund, LLC
Attn: Jeff Grogin
27001 Agoura Road, Suite 350
Calabasas, CA 31301
Tel: (310) 224-7050
Fax: (310) 999-9214

(b)	If to the Investment Manager:

PNMAC Capital Management, LLC
Attn: Jeff Grogin
27001 Agoura Road, Suite 350
Calabasas, CA 31301
Tel: (310) 224-7050
Fax: (310) 999-9214

(c)	If to any of the Members, as provided in the Operating Agreement.

Either party to this Agreement may alter the address to which communications or copies are to be sent to it by giving notice of such change of address in conformity with the provisions of this Section 11.  Other addresses set forth in this Section 11 shall be changed only with the consent of the relevant addressee.

12.            Binding Nature of Agreement; Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided herein.

13.            Entire Agreement.

This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

14.            Costs and Expenses.

The costs and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiation, preparation and execution of this Agreement, and all matters incident thereto, shall be borne by the Company.

15.            Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act such records maintained by it under the 1940 Act.

16.            Titles Not to Affect Interpretation.

The titles of sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

17.            Provisions Separable.

The provisions of this Agreement are independent of and separable from each other, and, to the extent permitted by applicable law, no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

18.           Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, to the extent inconsistent therewith, the 1940 Act.

19.           Execution in Counterparts.

This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PNMAC CAPITAL MANAGEMENT, LLC

By:	________________________________,
its Managing Member

By:

Member

PNMAC MORTGAGE OPPORTUNITY
FUND, LLC

By:

APPENDIX B

FORM OF AMENDED INVESTMENT MANAGEMENT AGREEMENT OF PNMAC MORTGAGE OPPORTUNITY FUND, L.P.

INVESTMENT MANAGEMENT AGREEMENT

dated as of August 1, 2008

BY AND BETWEEN

PNMAC MORTGAGE OPPORTUNITY FUND, L.P.,
a Delaware limited partnership

AND

PNMAC CAPITAL MANAGEMENT, LLC,
a Delaware limited liability company

1.	General Duties of the Investment Manager	3
2.	No Joint Venture	6
3.	Portfolio Execution	7
4.	Compensation	7
5.	Expenses	~~8~~7
6.	Co-Investment Rights; Services to Other Companies or Accounts	8
7.	Indemnification and Related Matters	~~10~~9
8.	Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms; Key Person Event	11
9.	Amendment of this Agreement	~~13~~12
10.	Notices	13
11.	Binding Nature of Agreement; Successors and Assigns	~~14~~13
12.	Entire Agreement	~~14~~13
13.	Costs and Expenses	14
14.	Books and Records	14
15.	Titles Not to Affect Interpretation	14
16.	Provisions Separable	~~15~~14
17.	Governing Law	~~15~~14
18.	Execution in Counterparts	~~15~~14

INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (the "Agreement"), dated as of August 1, 2008, is made by and between PNMAC Mortgage Opportunity Fund, L.P. (the "Company"), a Delaware limited partnership which will be registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "1940 Act"), and PNMAC Capital Management, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Limited Partnership Agreement of the Company dated as of August 1, 2008 (as the same may be amended from time to time, the "Partnership Agreement") or the Limited Liability Company Agreement of PNMAC Mortgage Opportunity Fund, LLC (the "Parent"), as the case may be.

1.             General Duties of the Investment Manager.

(a)           Subject to the direction and control of the Company's Board of Directors (the "Board") and subject to and in accordance with the terms of the Partnership Agreement, the policies adopted or approved by the Board, and this Agreement, the Investment Manager agrees to supervise and direct the investment and reinvestment of the Assets of the Company (which term for purposes of this Section 1 shall include the Company's subsidiaries) and perform the duties set forth herein or in the Partnership Agreement, and shall have such other powers with respect to the investment related functions of the Company as shall be delegated from time to time to the Investment Manager by the Board.  The Investment Manager is hereby granted, and shall have, full power to take all actions and execute and deliver all necessary and appropriate documents and instruments on behalf of the Company in accordance with the Partnership Agreement, the policies adopted or approved by the Board, and this Agreement.  The Investment Manager shall endeavor to comply in all material respects with the 1940 Act, and all other applicable federal and state laws and regulations in performing its duties under this Agreement.  Subject to the foregoing and the other provisions of this Agreement, and subject to the direction and control of the Board, the Investment Manager is hereby appointed as the Company's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Company and to do or take all related acts, with the power of substitution, to acquire, dispose of or otherwise take action with respect to or affecting the investments of the Company, including, without limitation:

(i)             identifying and originating investments in Portfolio Investments and Mortgage Assets (each as defined in clause (x) below) to be purchased by the Company, selecting the dates for such purchases, and purchasing or directing the purchase of such Portfolio Investments and Mortgage Assets on behalf of the Company;

(ii)            identifying Portfolio Investments and Mortgage Assets owned by the Company to be sold by the Company, selecting the dates for such sales, and selling such Portfolio Investments and Mortgage Assets on behalf of the Company;

(iii)           negotiating and entering into, on behalf of the Company, documentation providing for the purchase and sale of Portfolio Investments and Mortgage Assets, including without limitation, confidentiality agreements and commitment letters;

(iv)          structuring the terms of, and negotiating, entering into and/or consenting to, on behalf of the Company, documentation relating to Portfolio Investments and Mortgage Assets to be purchased, held, exchanged or sold by the Company, including any amendments, modifications or supplements with respect to such documentation;

(v)           exercising, on behalf of the Company, rights and remedies associated with Portfolio Investments and Mortgage Assets, including without limitation, rights to petition to place an obligor or issuer in bankruptcy proceedings, to vote to accelerate the maturity of a Portfolio Investment or Mortgage Asset, to waive any default, including a payment default, with respect to a Portfolio Investment or Mortgage Asset and to take any other action which the Investment Manager deems necessary or appropriate in its discretion in connection with any restructuring, reorganization or other similar transaction involving an obligor or issuer with respect to a Portfolio Investment or Mortgage Asset, including without limitation, initiating and pursuing litigation;

(vi)           responding to any offer in respect of Portfolio Investments and Mortgage Assets by tendering the affected Portfolio Investments and Mortgage Assets, declining the offer, or taking such other actions as the Investment Manager may determine;

(vii)         exercising all voting, consent and similar rights of the Company on its behalf and advising the Company with respect to matters concerning the Portfolio Investments and Mortgage Assets;

(viii)         advising and assisting the Company with respect to the valuation of the Portfolio Investments and Mortgage Assets;

(ix)            retaining legal counsel and other professionals (such as financial advisers) to assist in the structuring, negotiation, documentation, administration and modification and restructuring of Portfolio Investments and Mortgage Assets; and

(x)            purchasing from time to time:

(A)           residential mortgage whole loans (whether performing, sub-performing, non-performing or otherwise), pools of such loans, homebuilder loans and multi-family mortgages and real estate owned properties acquired by PNMAC Mortgage Co., LLC (or the Company) as a result of foreclosures of mortgage loans that it (or the Company) is unable to restore to performing status (collectively, "Mortgage Assets");

(B)           mortgage-related securities and financial instruments and other securities and financial instruments, including, but not limited to:

(I)           tranches of asset-backed securities, mortgage-backed securities ("MBS"), and residential mortgage-backed securities;

(II)          mortgage-related derivatives, including, but not limited to, credit default swaps, options, futures and derivatives on MBS, including, but not limited to, interest-only securities and principal-only securities;

(III)          equity interests in any of the foregoing or in entities that primarily hold such assets, including the Mortgage Subsidiary and any similar entities;

(IV)          policies, instruments and agreements related to mortgage insurance or reinsurance risk;

(V)           similar commercial real estate finance assets;

(VI)           hedging instruments that include U.S. Treasury securities, options and futures, as well as MBS issued by government-sponsored enterprises; and

(VII)         temporary investments in high-grade fixed income securities and short-term fixed income or money market funds and other fixed income investments as necessary or appropriate in the judgment of the Investment Manager for the Company to maintain its status as a registered investment company (assets described in this paragraph (B), collectively, "Portfolio Investments").

(b)           In addition to the authority granted to the Investment Manager in Section 1(a) of this Agreement, the Company hereby makes, constitutes and appoints the Investment Manager, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with the terms of this Agreement (i) to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents which the Investment Manager reasonably deems necessary or appropriate in connection with its investment management duties under this Agreement and as required by the 1940 Act and (ii) to (A) subject to any policies adopted by the Board with respect thereto, exercise in its discretion any voting or consent rights associated with any securities, instruments or obligations included in the Company's Assets, (B) execute proxies, waivers, consents and other instruments with respect to such securities, instruments or obligations, (C) endorse, transfer or deliver such securities, instruments and obligations and (D) participate in or consent (or decline to consent) to any modification, work-out, restructuring, bankruptcy proceeding, class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan or transaction with regard to such securities, instruments and obligations.  To the extent permitted by applicable law, this grant of power of attorney is irrevocable and coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Company; provided that this grant of power of attorney will expire, and the Investment Manager will cease to have any power to act as the Company's attorney-in-fact, upon termination of this Agreement in accordance with its terms.  The Company shall execute and deliver to the Investment Manager all such other powers of attorney, proxies, dividend and other orders, and all such instruments, as the Investment Manager may reasonably request for the purpose of enabling the Investment Manager to exercise the rights and powers which it is entitled to exercise pursuant to this Agreement.  Each of the Investment Manager and the Company shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with applicable laws and regulations and the terms of this Agreement.

(c)           The Investment Manager shall act in conformity with the written instructions and directions of the Board, except to the extent that authority has been delegated to the Investment Manager pursuant to the terms of this Agreement and the Partnership Agreement.  The Investment Manager will not be bound to follow any amendment to the Partnership Agreement until it has received written notice thereof and until it has received a copy of the amendment from the Company; provided that if any such amendment materially and adversely affects the rights or duties of the Investment Manager, the Investment Manager shall not be obligated to respect or comply with the terms of such amendment unless it consents thereto.  Subject to the fiduciary duty of the Board, the Company agrees that it shall not permit any amendment to the Partnership Agreement that materially and adversely affects the rights or duties of the Investment Manager to become effective unless the Investment Manager has been given prior written notice of such amendment and has consented thereto in writing.

(d)           The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager.  The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors.  The Investment Manager shall be fully protected in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of the Board and may also rely on opinions of the Investment Manager's counsel with respect to such instructions, directions and approvals.  The Investment Manager shall also be fully protected when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons.  The Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

2.             No Joint Venture.

Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties with respect to the arrangements set forth in this Agreement.  For all purposes hereof, the Investment Manager shall be deemed to be an independent contractor and, unless otherwise provided herein or specifically authorized by the Board from time to time, shall have no authority to act for or represent the Company.

3.             Portfolio Execution.

The Investment Manager shall effect all purchases and sales of securities in a manner consistent with the principles of best execution, taking into account net price (including commissions) and execution capability and other services which the broker or other intermediary may provide.  In this regard, the Investment Manager may effect transactions which cause the Company to pay a commission in excess of a commission which another broker or other intermediary would have charged; provided, however, that the Investment Manager shall have first determined that such commission is reasonable in relation to the value of the brokerage or research services performed by that broker or other intermediary or that the Company is the sole beneficiary of the services provided.

4.             Compensation.

(a)           The Company agrees to pay to the Investment Manager and the Investment Manager agrees to accept as compensation for services rendered by the Investment Manager as such, a base fee (the "Base Management Fee"), which is accrued at the end of each month and is payable quarterly in arrears at an annual rate equal to (i) during the Commitment Period, an annualized rate of one and one-half percent (1.5%) of the total Capital Commitments and (ii) thereafter, an annualized rate of one and one-half percent (1.5%) of the Company’s net asset value so long as such amount does not exceed one and one-half percent (1.5%) of the aggregate Capital Contributions to the Company; provided, however, that such fee shall not be payable to the extent of any base management fees payable to the Investment Manager or an affiliate thereof by any registered investment company that invests in the Company.  The Base Management Fee shall be prorated for any partial payment period.

(b)           In addition to the Base Management Fee, the Company agrees to pay to the General Partner, after the common equity holders of each registered investment company that has invested in Common Interests in the Company have received distributions in an aggregate amount equal to the sum of (i) the aggregate initial net asset value of their cumulative Capital Contributions and (ii) a preferred return on the amounts described in clause (i) above calculated at a rate of 8% per annum compounded annually on the average daily amount outstanding each annual period, an amount equal to 20% of the ~~profits~~sum of (A) the amounts distributed to the members of the Parent pursuant to clause (ii) above and (B) the amount paid to the General Partner pursuant to these subclauses (A) and (B) and, thereafter, 20% of all realized proceeds; provided, however, that the Company shall pay such amount only ~~if~~to the extent the Company does not distribute such amount to the General Partner pursuant to Section 8.1 of the Partnership Agreement.

5.             Expenses.

The Company will be responsible for paying the compensation of the Investment Manager and General Partner, due diligence, negotiation and broken deal expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, interest, taxes, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and such other expenses as the Investment Manager is not obligated to provide (such as services the Investment Manager is required to supervise, review or coordinate) and as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation, regulatory compliance or administration of the Company and any portfolio investments.  Expenses associated with the general overhead of the Investment Manager will not be covered by the Company.  Notwithstanding the foregoing, and subject to review by the Board, the Parent and/or the Company will bear the costs and expenses of the Investment Manager as set forth in Section 9 of the Operating Agreement and Section 9.3 of the Partnership Agreement, which provisions may not be amended without the Investment Manager's written consent.  On behalf of the Company, the Investment Manager may advance payment of any such fees and expenses of the Company, and the Company shall reimburse the Investment Manager therefor within 30 days following written request from the Investment Manager.  Nothing in this Section 5 shall limit the ability of the Investment Manager to be reimbursed by any Person (including issuers or obligors of securities, instruments or obligations owned by the Company) for out-of-pocket expenses incurred by the Investment Manager in connection with the performance of services hereunder.  The Investment Manager shall maintain complete and accurate records with respect to costs and expenses and shall furnish the Company with receipts or other written vouchers with respect thereto upon request of the Board.

6.             Co-Investment Rights; Services to Other Companies or Accounts.

(a)           During the Commitment Period and subject to the limitations of the 1940 Act, where appropriate and feasible, as determined by the General Partner in its sole discretion, the General Partner may, but will not be obligated to, offer available co-investment opportunities in assets eligible for purchase by the Company or the Parent to common members of registered investment companies investing in the Company, to investors in any such common member whose account is managed by the General Partner or an affiliates thereof, to shareholders of PNMAC Mortgage Opportunity (Offshore) Fund, Ltd. (the “Offshore Fund”) and to members of PNMAC Mortgage Opportunity Fund Investors, LLC (the “Parallel Fund”) prior to making such opportunities available to others, on such terms and conditions as are determined by the Investment Manager.  The General Partner may, but will not be obligated to, receive a carried interest and the Investment Manager may, but will not be obligated to, receive a management fee in respect of any such co-investment opportunities.  Any amounts contributed by any such member in respect of a co-investment opportunity will not reduce the Unfunded Commitment of such member.  For purposes of this Agreement, co-investment opportunities refer to investment opportunities that exceed the amount the Investment Manager determines its clients should invest in.

(b)           The Company may, as determined by the General Partner in its sole discretion, also provide co-investment opportunities to persons who are not investors in the Investment Manager’s clients.  Any co-investment opportunities provided by the General Partner will be on such terms and conditions as the General Partner, in its sole discretion, may determine.

(c)           The Investment Manager may manage one or more additional investment vehicles or client accounts ("Other Accounts") to invest in assets eligible for purchase by the Company or the Parent including, but not limited to, PNMAC Mortgage Opportunity Institutional Fund, LLC, the Offshore Fund and the Parallel Fund.  Each Other Account will also hold its final closing (or otherwise close to new investments) on or prior to January 2, 2009 and will participate in investments eligible for purchase by the Company or the Parent and such Other Account in accordance with the allocation policy of the Investment Manager.  After January 2, 2009 and until the earlier of (i) the termination of the Commitment Period and (ii) such time that at least 75% of the aggregate Capital Commitments of the Company have been funded or reserved for investments in process at the end of the Commitment Period, expenses (including the Management Fee) or reserves, none of Private National Mortgage Acceptance Company, LLC, the Investment Manager or the General Partner may form a new investment fund or account (collectively, "Successor Funds") with investment objectives that are substantially similar to those of the Company and the Parent.  Notwithstanding the foregoing, Private National Mortgage Acceptance Company, LLC, the Investment Manager or the General Partner may form one or more Successor Funds for the purpose of investing in one or more investment opportunities where the capital necessary to acquire such assets exceeds the  available capital of the Company and its other clients, or where the Investment Manager determines that acquiring the entire interest in such assets would not be in the best interest of the Company and such other clients, taking into account diversification and Company investment goals.  If a Successor Fund is formed to invest in specific investment opportunities under such circumstances, in addition to any investment that may be made by the Company, the Investment Manager will offer to common members of registered investment companies investing in the Company, and other direct and indirect investors in the Company and the Other Accounts, the opportunity to invest in such Successor Fund.  Any amounts contributed by a such member in respect of such Successor Fund will not reduce the Unfunded Commitment of such member.

(d)           To the extent that the Investment Manager manages Other Accounts or Successor Funds (other than those created to invest in specific opportunities) that follow an investment strategy substantially similar to that followed by the Company and the Parent during the overlap of the Commitment Period and the investment periods of such Other Accounts or Successor Funds (and subject to the considerations and limitations described in "Co-Investment Rights"), all investment opportunities that are consistent with the investment objectives of the Company and the Parent, on the one hand, and the Other Accounts or Successor Funds, on the other hand, will be allocated among the Company and the Parent and the Other Accounts and such Successor Funds, generally pro rata based upon relative amounts of investment capital (including undrawn capital commitments) available for new investments by the Company and the Parent and each of the other relevant accounts or in alternation such that allocations among client accounts are fair and equitable over time; provided that the Investment Manager, in its sole discretion, may allocate such investment opportunities in any other manner that it deems to be fair and equitable.

7.             Indemnification and Related Matters.

(a)           Except as otherwise required by law, none of the General Partner, the Investment Manager, or any of their respective Affiliated Persons, directors, officers, employees, shareholders, managers, members, assigns, representatives or agents (each, an "Indemnified Person" and, collectively, the "Indemnified Persons") shall be liable, responsible or accountable in damages or otherwise to the Company, any Partner or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person's capacity as a Partner, if applicable) in connection with the establishment, management or operations of the Company or the management of its Assets except that the foregoing exculpation shall not extend to any act or failure to act constituting bad faith, willful misfeasance, gross negligence or reckless disregard of the Indemnified Person's duty to the Company or such Partner, as the case may be (such conduct, "Disabling Conduct").

(b)           To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets (including, without limitation, the Unfunded Commitments) and not out of the separate assets of any Partner) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person's capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person's activities do not constitute Disabling Conduct and (ii) there has been a determination (A) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (B) in the absence of such a decision, by (I) a majority vote of a quorum of those Directors who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the "Disinterested Non-Party Directors") that the Indemnified Person is entitled to indemnification, or (II) if such quorum is not obtainable or even if obtainable, if a majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification.  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that such Indemnified Person is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met:  (i) the Indemnified Person shall provide adequate security for his undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(d)           The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which such Indemnified Person may be lawfully entitled.

(e)           Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

8.           Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms; Key Person Event.

(a)           This Agreement shall become effective as of the time at which the Company registers as an investment company with the SEC and, unless sooner terminated by the Company or Investment Manager as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Company for successive periods of 12 months, provided such continuance is specifically approved at least annually around such time by both (i) the vote of a majority of the Board or the vote of a majority of the Partners entitled to vote, and (ii) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (iii) by the Company at any time, without the payment of any penalty, upon giving the Investment Manager 60 days' notice (which notice may be waived by the Investment Manager), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the majority of the Partners entitled to vote, or (iv) by the Investment Manager on 60 days' written notice (which notice may be waived by the Company). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms are given in the 1940 Act.

(b)           A "Key Person Event" will occur if fewer than three Principals remain involved in the management and decision making of the Investment Manager at any time during the Commitment Period.  Upon the occurrence of a Key Person Event, the Investment Manager will promptly notify the Board and the Partners and the Commitment Period shall be suspended (the "Suspension Period").  The Investment Manager will seek to promptly present to the Board in writing for its consideration the name of one or more persons the Investment Manager believes possess skills reasonably comparable to the departed Principal (or Principals) and should replace the departed Principal (or Principals) (a person having such skills being a "Replacement Principal").  Upon approval of the Replacement Principal (or Replacement Principals) by a majority of the independent Directors of the Company, any Suspension Period will immediately terminate.  In the event that a majority of the independent Directors do not approve the Replacement Principal (or Replacement Principals), any Suspension Period will continue and, if the number of remaining initial and approved Replacement Principals is not at least three on or prior to 90 days after the occurrence of the Key Person Event, the independent Directors will appoint a liquidator, which may be the Investment Manager, to liquidate the Company and its subsidiaries in such a manner, and over such reasonable period of time, so as to seek to maximize returns to the Company and its Partners.  Such person will have the exclusive power and authority to wind up the affairs of the Company and commence the orderly liquidation and distribution (including distributions in kind) of their assets in accordance with the terms of this Agreement.  For purposes of the foregoing, a "Principal" means Stanford L. Kurland, David A. Spector, Michael L. Muir, James S. Furash and Scott D. Anderson and any other person approved by the Board, as described above.

(c)           Notwithstanding anything herein to the contrary, Sections 5, 7 and this Section 8 of this Agreement shall survive any termination hereof.

(d)           From and after the effective date of termination of this Agreement, the Investment Manager and its Affiliated Persons shall not be entitled to compensation for further services hereunder, but shall be paid all compensation and reimbursement of expenses accrued to the date of termination.  Upon such termination, and upon receipt of payment of all compensation and reimbursement of expenses owed, the Investment Manager shall as soon as practicable (and in any event within 90 days after such termination) deliver to the Company all property (to the extent, if any, that the Investment Manager has custody thereof) and documents of the Company or otherwise relating to the Assets of the Company then in the custody of the Investment Manager (although the Investment Manager may keep copies of such documents for its records).  The Investment Manager agrees to use reasonable efforts to cooperate with any successor investment manager in the transfer of its responsibilities hereunder, and will, among other things, provide upon receipt of a written request by such successor investment manager any information available to it regarding any Assets of the Company.  The Investment Manager agrees that, notwithstanding any termination, it will reasonably cooperate in any proceeding arising in connection with this Agreement or any Investment (excluding any such proceeding in which claims are asserted against the Investment Manager or any Affiliated Person of the Investment Manager) upon receipt of appropriate indemnification and expense reimbursement.

9.             Amendment of this Agreement.

No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.  Any amendment of this Agreement shall be subject to the 1940 Act.

10.           Notices.

Unless expressly provided otherwise herein, any notice, request, direction, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received if sent by hand or by overnight courier, when personally delivered, if sent by telecopier, when receipt is confirmed by telephone, or if sent by registered or certified mail, postage prepaid, return receipt requested, when actually received if addressed as set forth below:

(a)	If to the Company:

PNMAC Mortgage Opportunity Fund, L.P.
Attn: Jeff Grogin
27001 Agoura Road, Suite 350
Calabasas, CA 31301
Tel: (310) 224-7050
Fax: (310) 999-9214

(b)	If to the Investment Manager:

PNMAC Capital Management, LLC
Attn: Jeff Grogin
27001 Agoura Road, Suite 350
Calabasas, CA 31301
Tel: (310) 224-7050
Fax: (310) 999-9214

(c)	If to any of the partners in the Company, as provided in the Partnership Agreement.

Either party to this Agreement may alter the address to which communications or copies are to be sent to it by giving notice of such change of address in conformity with the provisions of this Section 10.  Other addresses set forth in this Section 10 shall be changed only with the consent of the relevant addressee.

11.           Binding Nature of Agreement; Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided herein.

12.           Entire Agreement.

This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

13.           Costs and Expenses.

The costs and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiation, preparation and execution of this Agreement, and all matters incident thereto, shall be borne by the Company.

14.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act such records maintained by it under the 1940 Act.

15.           Titles Not to Affect Interpretation.

The titles of sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

16.           Provisions Separable.

The provisions of this Agreement are independent of and separable from each other, and, to the extent permitted by applicable law, no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

17.           Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and, to the extent inconsistent therewith, the 1940 Act.

18.           Execution in Counterparts

This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PNMAC CAPITAL MANAGEMENT, LLC

By:	_____________________,
its Managing Member

By:
_____________________
Member

PNMAC MORTGAGE OPPORTUNITY FUND, L.P.

By:	_____________________

By:
___________
___________

APPENDIX C

CERTAIN BENEFICIAL OWNERS OF FUND SHARES

 As of December 31, 2010, to the knowledge of management of the Fund, no person owned beneficially more than five (5) per centum of the outstanding shares of the Fund, except as set forth below:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Shares	Arizona PSPRS Trust	176,085	32.9%
Common Shares	The Highfields Investment Funds1	161,939	30.2%
Common Shares	PNMAC Mortgage Opportunity (Offshore) Fund, Ltd.	156,258	29.1%
Common Shares	The Mangrove Foundation	135,450	25.3%
Common Shares	Abrams Realty Capital Partners	35,643	6.6%

_____________________

*
Percentages do not equal 100% because a portion of the holdings of certain beneficial owners are held through PNMAC Mortgage Opportunity (Offshore) Fund, Ltd., which passes through to its investors its voting authority with respect to the Fund.

( )	The Highfields Investment Funds are managed by Highfields Capital Management LP, which is affiliated with Highfields Capital Investments LLC, a minority investor in PennyMac.

FORM OF PROXY CARD

______________

IMPORTANT

______________

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
PLEASE SIGN AND DATE BEFORE MAILING.

This proxy cards is solicited on behalf of the Board of Directors of PNMAC Mortgage Opportunity Fund, LLC for the special meeting of shareholders to be held at 10:00 a.m., Pacific Time, on May 26, 2011 at the offices of PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301 (the "Special Meeting").

The signers of this proxy hereby appoint David Spector and Jeffrey Grogin as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Special Meeting, and at any adjournment thereof, in the manner directed with respect to the matter referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged.

The Board of Directors unanimously recommends a vote "FOR" the matter.

PNMAC MORTGAGE OPPORTUNITY FUND, LLC

Please be sure to sign and date this Proxy.	Date: ____________________________

Signature	Signature (if held jointly)

☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING ( PERSON(S) WILL ATTEND.)

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE MATTER.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTER.

Please indicate your vote by marking the appropriate box. Example: ☑

1.
To approve an amendment correcting the amounts payable pursuant to the incentive compensation "catchup" provision in the (i) Investment Management Agreement of PNMAC Mortgage Opportunity Fund, LLC and (ii) Investment Management Agreement of PNMAC Mortgage Opportunity Fund, L.P.

For	Against	Abstain
☐	☐	☐

MARK BOX FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW ☐

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

NOTE:
This proxy must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy PNMAC Mortgage Opportunity Fund, LLC receives specific written notice to the contrary from any one of them.